UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2010 (June 2, 2010)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On June 2, 2010, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its second quarter ended April 30, 2010. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):
(i)	net income before restructuring charges, restructuring-related inventory charges, debt extinguishment charges and acquisition-related costs on a consolidated basis, which is equal to GAAP net income plus restructuring charges, restructuring-related inventory charges, debt extinguishment charges and acquisition-related costs, each item net of tax, on a consolidated basis;

(ii)	diluted earnings per Class A share and per Class B share before restructuring charges, restructuring-related inventory charges, debt extinguishment charges and acquisition-related costs on a consolidated basis, which is equal to GAAP diluted earnings per Class A share and per Class B share plus restructuring charges, restructuring-related inventory charges, debt extinguishment charges and acquisition-related costs, each item net of tax, on a consolidated basis;

(iii)	operating profit before restructuring charges, restructuring-related inventory charges and acquisition-related costs on a consolidated basis, which is equal to GAAP operating profit plus restructuring charges, restructuring-related inventory charges and acquisition-related costs on a consolidated basis;

(iv)	operating profit before acquisition-related costs with respect to the Company’s Flexible Products and Services segment, which is equal to each segment’s GAAP operating profit plus that segment’s acquisition-related charges;

(v)	operating profit before restructuring charges with respect to the Company’s Paper Packaging segment and Land Management segment, which is equal to each segment’s GAAP operating profit plus that segment’s restructuring charges; and

(vi)	operating profit before restructuring charges, restructuring-related inventory charges and acquisition-related costs with respect to the Company’s Rigid Industrial Packaging and Services segment, which is equal to that segment’s GAAP operating profit plus that segment’s restructuring charges, restructuring-related inventory charges and acquisition-related costs.
The Company discloses the non-GAAP Measures described in Items (i) through (vi), above, because management believes that these non-GAAP Measures are a better indication of the Company’s operational performance than GAAP net income, diluted earnings per Class A share and per Class B share and operating profit since they exclude restructuring charges, restructuring-related inventory charges and debt extinguishment charges, which are not representative of ongoing operations, and acquisition-related costs, which are volatile from period to period. These non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company.
The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
On June 3, 2010, management of the Company held a conference call with interested investors and financial analysts to discuss the Company’s financial results for its second quarter ended April 30, 2010. The file transcript is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on June 2, 2010 announcing the financial results for its second quarter ended April 30, 2010.

99.2	File transcript of conference call held by management of Greif, Inc. on June 3, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: June 7, 2010	By:	/s/ Donald S. Huml
Donald S. Huml,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on June 2, 2010, announcing the financial results for its second quarter ended April 30, 2010.

99.2	File transcript of conference call held by management of Greif, Inc. on June 3, 2010.